UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

  FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information.

Item 2.02	Results of Operations and Financial Condition.

On April 21, 2014, First Defiance Financial Corp. (“FDEF”) issued a press release regarding its earnings for the quarter ended March 31, 2014. A copy of the press release is attached as Exhibit 99.1.

Section 8 – Other Events.

Item 8.01	Other Events.

On April 21, 2014, the FDEF Board of Directors and the First Community Bank (“FCB”) Board of Directors jointly announced the termination of the merger agreement signed in February 2014. A copy of the press release is attached as Exhibit 99.2.

The FDEF Board of Directors declared a quarterly cash dividend of $0.15 per common share payable on May 29, 2014 to shareholders of record at the close of business on May 22, 2014. A copy of the press release is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 21, 2014

99.2	Press Release dated April 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Kevin T. Thompson
Kevin T. Thompson Chief Financial Officer

Date: April 21, 2014